UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2019

Millennium Investment & Acquisition Co. Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-22156

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MILC	OTC

Item 2.02 Results of Operations and Financial Condition.

SMC Global Financials

The unaudited consolidated financial statements of SMC Global Securities Limited (“SMC”) for the three months ended June 30, 2019, including the accompanying notes thereto as received by the Registrant from SMC (the “SMC Financial Statements”), are attached hereto as Exhibit 99.1. The unaudited consolidated financial statements of SMC Global Securities Limited (“SMC”) for the six months ended September 30, 2019, including the accompanying notes thereto as received by the Registrant from SMC (the “SMC Financial Statements”), are attached hereto as Exhibit 99.2.

The SMC Financial Statements are not financial statements of the Registrant. The Registrant’s relevant asset is its ownership of a minority equity interest in SMC. In connection with the Registrant’s investment in SMC, SMC has undertaken to provide the registrant with financial statements of the sort attached hereto, and the Registrant has undertaken to file such financial statements publicly with the Securities and Exchange Commission.

Item 8.01 Other Events.

SMC Global Stock Sale

As previously disclosed, Millennium Investment & Acquisition Company, Inc. (“MILC”) has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” of SMC Global (“SMC”) pursuant to which MILC will have a right to sell 100,000 shares of SMC back to the “promoter group” on the first day of each month commencing with April 1, 2016, and continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the United States. The purchase price will be the Fair Market Value, as defined, of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to this Right to Sell, December 10, 2019 MILC completed the sale of 300,000 shares of SMC for net proceeds of approximately $317,500 which translates to approximately $1.058 per SMC share.

After giving effect to the sales described herein, MILC holds 9,104,690 shares of SMC Global (“SMC”).

Item 9.01 Financial Statements and Exhibits.

Exhibits

Ex. No.	Description
99.1	Financial Statements of SMC Global Securities Limited for the three months ended June 30, 2019

99.2	Financial Statements of SMC Global Securities Limited for the six months ended September 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2019

MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.

By	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary & Treasurer